                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 30, 2008
                                                         ----------------


                           JEFFERSON BANCSHARES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

         Tennessee                     0-50347               45-0508261
         ---------                     ---------             ----------
(State or other jurisdiction of       (Commission           (IRS Employer
      incorporation)                  File Number)        Identification No.)

         120 Evans Avenue, Morristown, Tennessee             37814
         ---------------------------------------             ------
         (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (423) 586-8421
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION
                ---------------------------------------------

         On October 30, 2008, Jefferson Bancshares, Inc., the holding company for Jefferson Federal Bank, announced its financial results for the quarter ended September 30, 2008. The press release announcing financial results for the quarter and year ended September 30, 2008 is included as Exhibit 99.1 and is furnished herewith.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
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          (d)   Exhibits

                Number          Description
                ------          -----------

                99.1            Earnings Press Release Dated October 30, 2008

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JEFFERSON BANCSHARES, INC.


Dated: November 7, 2008                By: /s/ Anderson L. Smith
                                           -------------------------------------
                                           Anderson L. Smith
                                           President and Chief Executive Officer